Exhibit 10.1

AMENDMENT No. 1
 to the
BURLINGTON COAT FACTORY HOLDINGS, INC.
2006 MANAGEMENT INCENTIVE PLAN

This Amendment No. 1 (“Amendment”) to the Burlington Coat Factory Holdings, Inc. 2006 Management Incentive Plan (the “Plan”) is made as of the 2nd day of December 2008.

WHEREAS, the Plan was adopted by the Board of Directors of Burlington Coat Factory Holdings, Inc., a Delaware corporation (the “Corporation”) as of April 13, 2006; and

WHEREAS, the Board desires to amend the Plan to increase the number of shares of capital stock available for Awards to be granted under the Plan;

NOW, THEREFORE, the Plan is amended as follows:

1.	All defined terms used in this Amendment shall have the meanings ascribed to them under the Plan.
2.
The first sentence of Section 4(a) of the Plan is hereby deleted and replaced by the following:
          “A maximum of 5,567,598 shares of Class A Common and 618,622 shares of Class L Common may be delivered in satisfaction of Awards under the Plan.

3.	All other terms and conditions of the Plan are hereby confirmed and ratified.